UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
May 18, 2022
Date of Report (date of earliest event reported)
XPEL, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38858	20-1117381
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3251 I-35
San Antonio	Texas	78219
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (210) 678-3700
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XPEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 18, 2022, XPEL, Inc. (the “Company”) convened its 2022 annual meeting of stockholders (the “Annual Meeting”). The results of the matters voted on at the Annual Meeting, based on the presence, in person or by proxy, of holders of record of 22,118,647 of the 27,612,597 shares of the Company’s common stock entitled to vote as of March 29, 2022, the record date, were as follows:

1. To elect as directors to the Company’s Board of Directors the five nominees named below for a term of one year:

	For	Withhold	Broker Non-Vote
Ryan L. Pape	17,654,122	164,109	4,300,416
Mark E. Adams	17,335,146	483,085	4,300,416
Stacy L. Bogart	17,773,928	44,303	4,300,416
Richard K. Crumly	14,852,275	2,965,956	4,300,416
Michael A. Klonne	17,349,290	468,941	4,300,416

2. To ratify the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2022:

For	Against	Abstain
22,109,633	3,372	5,642

3. To approve, on an advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Vote
17,377,104	427,596	13,531	4,300,416

4. To recommend, by advisory vote, that the frequency of future advisory votes on executive compensation occur annually:

One Year	Two Years	Three Years	Abstentions	Broker Non-Vote
17,724,935	18,687	59,603	15,006	4,300,416

In accordance with the recommendation of the Board of the Directors, the Company’s stockholders recommended, by advisory vote, a one year frequency of future advisory votes on executive compensation. In accordance with these results and its previous recommendation, the Board of Directors determined that future advisory votes on Named Executive Officer compensation will be held every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPEL, Inc.

Dated: May 19, 2022	By: /s/ Barry R. Wood
Barry R. Wood
Senior Vice President and Chief Financial Officer